EXHIBIT 32.2

CERTIFICATION OF PERIODIC FINANCIAL REPORTS

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of The Doe Run Resources Corporation (the ‘‘Company’’), does hereby certify, to such officer’s knowledge, that:

(a) The quarterly report on Form 10-Q for the quarter ended July 31, 2006, of the Company as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)  The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 14, 2006

By:	/s/ David A. Chaput
David A. Chaput
Chief Financial Officer
(Principal Financial Officer)